UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by VAALCO Energy, Inc. (the “Company”) on its Current Report on Form 8-K filed on October 29, 2015, Gregory Hullinger, the Company’s former Chief Financial Officer, gave the Company notice of his retirement on October 26, 2015, which will be effective March 15, 2016.  On November 9, 2015, Mr. Hullinger ceased being the Company’s Chief Financial Officer and now serves as the Company’s Finance and Accounting Senior Advisor and will continue in that role until March 15, 2016. Until his retirement in March 2016, Mr. Hullinger will transition his duties to his successor and also assist in the preparation of the Company’s financial statements for the year ending December 31, 2015.  On November 17, 2015, the Company entered into an employment agreement with Mr. Hullinger (the “Employment Agreement”) that governs the employment relationship during this transition.

Under the terms of the Employment Agreement, Mr. Hullinger will continue to earn his current base salary through the date of his retirement and will be guaranteed a minimum bonus under the Company’s 2015 Annual Bonus Plan equal to 50% of the target bonus previously established by the Company’s Board of Directors. Mr. Hullinger will also be entitled to a cash payment of $9,538, which represents the amount of expected payments for the continuation of health insurance for a period of four months following his retirement. The Employment Agreement also provides that the vesting of 23,140 shares of unvested restricted stock previously awarded to Mr. Hullinger under the Company’s long-term incentive plans be accelerated on the effective date of Mr. Hullinger’s retirement.

The Employment Agreement also contains releases of claims, indemnification and other provisions customary in agreements for retiring executive officers.

The Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Employment Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, effective November 17, 2015, between VAALCO Energy, Inc. and Gregory Hullinger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: November 18, 2015	By:	/s/ Eric J. Christ
Eric J. Christ Vice President, General Counsel and Corporate Secretary

Exhibit Index

4
Exhibit Number	Description
10.1	Employment Agreement, effective November 17, 2015, between VAALCO Energy, Inc. and Gregory Hullinger